
                                                                    Exhibit 10.6

                                CUSTODY AGREEMENT

                                      among

 HPSC Gloucester Funding 2003-1 LLC I and HPSC Gloucester Funding 2003-1 LLC II,
                                   as Issuers


                                       and


                           BNY Midwest Trust Company,

                              as Indenture Trustee


                                       and


                   Iron Mountain Information Management, Inc.,
                                  as Custodian


                                       and


                                   HPSC, Inc.

                                   as Servicer



                           dated as of March 31, 2003

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                                TABLE OF CONTENTS

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                                                                                                        PAGE
ARTICLE I.    DELIVERY OF DOCUMENTS........................................................................1
     Section 1.1.   Documents to be delivered by Issuers to Custodian......................................1

ARTICLE II.   CAPACITY OF CUSTODIAN........................................................................2

     Section 2.1.   Custodian as Custodian and Agent of Indenture Trustee..................................2

ARTICLE III.  CERTIFICATION BY CUSTODIAN...................................................................2

     Section 3.1.   Contract File Certification............................................................2
     Section 3.2.   No Further Obligations.................................................................3

ARTICLE IV.   REPRESENTATIONS AND WARRANTIES: LIMITATION OF LIABILITY......................................3

     Section 4.1.   Representations and Warranties of Custodian............................................3
     Section 4.2.   Limitation of Liability; No Assignment.................................................3

ARTICLE V.    MISCELLANEOUS................................................................................4

     Section 5.1.   Release of Documents...................................................................4
     Section 5.2.   Custodian's Fees.......................................................................6
     Section 5.3.   Discharge of Custodian.................................................................6
     Section 5.4.   Termination of Custodian's Obligations.................................................7
     Section 5.5.   Access to Documents....................................................................7
     Section 5.6.   Insurance..............................................................................7
     Section 5.7.   Contract File Schedules................................................................7
     Section 5.8.   Copies of Contract Files...............................................................7
     Section 5.9.   No Liens or Encumbrances of Contracts..................................................7
     Section 5.10.  Adverse Interests......................................................................8
     Section 5.11.  Authorized Representatives.............................................................8
     Section 5.12.  Indemnification........................................................................8
     Section 5.13.  Execution in Counterparts..............................................................9
     Section 5.14.  Assignment by Indenture Trustee........................................................9
     Section 5.15.  Termination of this Agreement..........................................................9
     Section 5.16.  Waivers................................................................................9
     Section 5.17.  Effect of Invalidity of Provisions.....................................................9

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                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                        PAGE
     Section 5.18.  Entire Agreement......................................................................10
     Section 5.19.  Binding Effect: Governing Law.........................................................10
     Section 5.20.  Notices...............................................................................10
     Section 5.21.  Exhibits..............................................................................11
     Section 5.22.  SUBMISSION TO JURISDICTION:  WAIVER OF TRIAL BY JURY..................................11
     Section 5.23.  Representation by Counsel.............................................................12
     Section 5.24.  Construction..........................................................................12
     Section 5.25.  Rights of the Indenture Trustee.......................................................12

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Exhibit 1:    Monthly Supplemental Report

Exhibit 2:    Request for Release of Documents

Exhibit 3:    Authorized Officers of Indenture Trustee

Exhibit 4:    Authorized Officers of Issuers

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                                CUSTODY AGREEMENT

     THIS CUSTODY AGREEMENT, dated as of the date set forth on the cover page hereof, is made and entered into among HPSC Gloucester Funding 2003-1 LLC I and HPSC Gloucester Funding 2003-1 LLC II (each an "ISSUER" and collectively, the "ISSUERS"), BNY Midwest Trust Company, as Indenture Trustee (the "INDENTURE TRUSTEE") under an Indenture, dated as of March 31, 2003, among the Issuers, HPSC, Inc. as Servicer (the "SERVICER") and the Indenture Trustee (the "INDENTURE"), and Iron Mountain Information Management, Inc. (the "CUSTODIAN") and the Servicer.

                                   DEFINITIONS

     Unless otherwise indicated, capitalized terms, when used in this Agreement, shall have the meanings set forth in Annex A to the Indenture.

                                    AGREEMENT

                                    RECITALS

     WHEREAS, pursuant to the terms of the Transaction Documents, the Issuers are issuing seven classes of Notes which are secured by Pledged Property;

     WHEREAS, the Indenture Trustee holds a security interest in the Pledged Property for the benefit of the Noteholders;

     WHEREAS, the Indenture Trustee wishes to designate the Custodian as its agent for purposes of maintaining possession of the Contract Files containing the Pledged Property;

     WHEREAS, the Custodian is willing to act as custodian and agent;

     NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I.

                              DELIVERY OF DOCUMENTS

     Section 1.1.      DOCUMENTS TO BE DELIVERED BY ISSUERS TO CUSTODIAN.

            (a) The Issuers have delivered to the Custodian the Contract Files identified in the schedule of numbered Contract Files attached hereto as SCHEDULE A ("INITIAL CONTRACT FILE SCHEDULE"). The Custodian shall hold, as custodian and agent on behalf of Indenture Trustee, the Contract Files identified in the Initial Contract File Schedule.

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            (b)   From time to time after the date hereof, the Issuers may
deliver to Custodian additional Contract Files. Additional Contract Files shall be listed on subsequent schedules of numbered Contract Files (each a "SUBSEQUENT CONTRACT FILE SCHEDULE") that shall also be delivered to the Custodian and the Indenture Trustee.

            (c) The Issuers shall designate on the Initial Contract File Schedule and each Subsequent Contract File Schedule the name of the Issuer which owns the Contract File.

                                   ARTICLE II.

                              CAPACITY OF CUSTODIAN

     Section 2.1. CUSTODIAN AS CUSTODIAN AND AGENT OF INDENTURE TRUSTEE. The Indenture Trustee hereby appoints the Custodian, in its independent corporate capacity, as the custodian and agent of the Indenture Trustee, and the Custodian hereby accepts and agrees to act as custodian and agent for the Indenture Trustee and any successor to or assignee of the Indenture Trustee in accordance with the terms and conditions of this Agreement. With respect to each Contract File delivered to the Custodian, the Custodian is solely and exclusively the custodian and agent for the Indenture Trustee for all purposes including, but not limited to, holding the Contract Files for the Indenture Trustee for purposes of perfection of the Indenture Trustee's security interest therein. The Custodian shall hold in its possession at 1 Old Forge Hill Road, Franklin, MA 02038 or at any other facility specified in writing to the Indenture Trustee, located in the Commonwealth of Massachusetts from which it provides custodial services, all Contract Files received by the Custodian from the Issuers from time to time for the sole and exclusive use and benefit of the Indenture Trustee and, except as otherwise provided herein, shall make disposition thereof only in accordance with the written instructions of the Indenture Trustee. The Custodian shall segregate and maintain continuous custody of all documents constituting Contract Files received by it in secure facilities, equipped with fire detection and fire suppression features, all in accordance with customary standards for such custody.

                                  ARTICLE III.

                           CERTIFICATION BY CUSTODIAN

     Section 3.1.      CONTRACT FILE CERTIFICATION.

            (a) The Custodian certifies that it has received the numbered Contract Files shown on the Initial Contract File Schedule and will hereafter from time to time, and in any case, with respect to each Subsequent Contract and each Substitute Contract, prior to the related Subsequent Transfer Date and Substitute Transfer Date, as applicable, provide similar certification upon receiving additional Contract Files pursuant to Subsequent Contract File Schedules. On the date hereof, the Custodian shall deliver a receipt (a "CUSTODY RECEIPT") for the Contract Files related to the Initial Contracts to the Indenture Trustee. With respect to each Subsequent Transfer Date and Substitute Transfer, the Custodian shall deliver a Custody Receipt to the Indenture Trustee with respect to the Subsequent Contracts and Substitute Contracts, as applicable.

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            (b)   On the twenty-fifth day of each calendar month (the Business
Day immediately following the twenty-fifth day of each calendar month if such twenty-fifth day is not a Business Day), the Custodian shall send to the Indenture Trustee a list of all Contracts that have been received by the Custodian during the period from the date of the latest list to the date of such list (by facsimile or otherwise) in substantially the form of EXHIBIT 1 attached hereto ("MONTHLY SUPPLEMENTAL REPORT").

     Section 3.2. NO FURTHER OBLIGATIONS. The Custodian shall have no obligation to verify or review the contents of any Contract File.

                                   ARTICLE IV.

                         REPRESENTATIONS AND WARRANTIES:
                             LIMITATION OF LIABILITY

     Section 4.1. REPRESENTATIONS AND WARRANTIES OF CUSTODIAN. The Custodian represents and warrants to the Indenture Trustee and the Issuers that:

            (a) the Custodian (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and (ii) has full corporate power and authority to conduct its business and affairs as a Custodian; and

            (b) the Custodian does not control, is not controlled by nor is under common control with the Issuers or any Transferors; and

            (c) this Agreement, when executed and delivered by the Custodian, will constitute the valid, legal and binding obligation of the Custodian, enforceable against the Custodian in accordance with its terms, except as the enforcement thereof may be limited by applicable receivership or similar debtor relief laws and that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or at law; and

            (d) the Custodian maintains all documents constituting Contract Files received by it in secure facilities, equipped with fire detection and fire suppression features, in accordance with customary standards of the records management industry.

     Section 4.2. LIMITATION OF LIABILITY; NO ASSIGNMENT. The duties and obligations of the Custodian shall be determined solely by the express provisions of this Agreement. The Custodian shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement or as set forth in a written amendment to this Agreement executed by the parties hereto or their successors or assigns. The Custodian shall not assign, transfer, pledge or grant a security interest in any of its rights, benefits or privileges hereunder, nor shall the Custodian delegate or appoint any other person or entity to perform or carry out any of its duties, responsibilities or obligations under this Agreement. Any act or instrument purporting to effect any such assignment, transfer, pledge, grant, delegation or appointment shall be void. No representations, warranties, covenants (other than those expressly made by the Custodian in this Agreement) or obligations of the Custodian shall be implied with respect to this Agreement or the Custodian's services hereunder. Without limiting the generality of the foregoing, the
Custodian:

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            (a)   shall have no duties or obligations other than those
specifically set forth herein or as may subsequently be agreed in writing by the parties hereto and shall use the same degree of care and skill as is reasonably expected of professional record storage providers;

            (b) will be regarded as making no representations and having no responsibilities (except as expressly set forth herein) as to the validity, sufficiency, value, genuineness, ownership or transferability of any contents within the Contract Files, and will not be required to and will not make any representations as to the validity, value or genuineness of such contents;

            (c) shall not be obligated to take any legal action hereunder that might in its judgment involve any expense or liability unless it has been furnished with reasonable indemnity by the Issuers or the Servicer;

            (d) may rely on and shall be protected when acting in good faith upon the written instructions of the Indenture Trustee and such employees and representatives of the Indenture Trustee, as the Indenture Trustee may hereinafter designate in writing;

            (e) the Custodian may, in its reasonable judgment, consult with the Custodian's in-house counsel or any other counsel with regard to legal questions arising out of or in connection with this Agreement, and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by the Custodian in reasonable reliance, in good faith, and in accordance therewith.

            (f) shall not be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, or for any mistake of fact or law or for anything that it may do or refrain from doing in connection therewith, except in the case of negligent performance or omission, intentional failure to perform or intentional omission; and

            (g) shall not be liable for the loss or destruction of, or damage to, Contracts in its custody unless such loss, damage or destruction is caused by the negligence of the Custodian or its employees or agents; in the event of loss, damage or destruction due to such negligence, the Custodian's liability shall be limited to $1.00 per Contract.

            (h) may execute any of the rights or powers hereunder or perform any duties hereunder either directly or through agents or attorneys, provided, however, that the execution of such trusts or powers by any such agents or attorneys shall not diminish, or relieve the Custodian for, responsibility therefor to the same degree as if the Custodian itself had executed such trusts or powers.

                                   ARTICLE V.

                                  MISCELLANEOUS

     Section 5.1. RELEASE OF DOCUMENTS. In the event that any specific Contract File is required by the Servicer, either (a) because such Contract File contains a Contract that has been paid in full, is a Purchased Contract or is a Contract in respect to which a Substitute Contract has been submitted in its place and is to be released by the Servicer, to the maker of the Contract, or

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(b) to permit the Servicer to foreclose upon the collateral securing the
Contract and to continue default proceedings, or (c) for any other purpose(s) consistent with the terms hereof, the Servicer shall send to the Custodian a Request for Release in the form of EXHIBIT 2 ("REQUEST FOR RELEASE"), appropriately completed and executed by the Servicer. If the Request for Release is received by 3:00pm eastern time the Custodian shall, on the same day as received, send by facsimile or overnight courier a copy of such Request for Release to the Indenture Trustee. If such Request for Release is received after 3:00pm eastern time, the Custodian shall send by facsimile or overnight courier of such Request for Release to the Indenture Trustee by the close of business on the next business day. If such Request for Release is for either of the purposes set forth in clauses (a) or (b) above, the Custodian may release the Contract File so requested to the Servicer, on the fourth Business Day following receipt by the Custodian of such Request for Release unless the Custodian is notified by the Indenture Trustee of the Indenture Trustee's objection to such release prior to such release by the Custodian. If such Request for Release is for a purpose referred to in clause (c) above, in the event that the Indenture Trustee consents in writing to the release of such Contract File, the Indenture Trustee will return a copy of the applicable Request for Release to the Custodian with such consent indicated thereon. Any such written consent of the Indenture Trustee, if required hereunder, shall be obtained from the Indenture Trustee within twenty (20) Business Days of receipt of such Request for Release by the Indenture Trustee. Notwithstanding anything to the contrary herein, the Custodian shall in no event release to the Servicer any Contract Files without the written authorization of the Indenture Trustee if the applicable Request for Release sets forth, as the basis for such release, any purpose other than one of the purposes set forth in clauses (a) or (b) above. The Servicer shall promptly return to the Custodian each requested Contract File when the Servicer's need therefor in connection with such foreclosure, purchase, substitution or servicing no longer exists, unless the Contract has been paid in full, is a Purchased Contract or is a Contract with respect to which a Substitute Contract has been submitted in its place, in which case, the Servicer may retain such Contract File. Any trust receipt executed by the Servicer for Contract Files released to the Servicer hereunder shall reflect that the Servicer holds such documents as custodian for the Custodian pursuant to this Agreement.

     Notwithstanding anything to the contrary set forth herein, in no event shall the Custodian release to the Servicer any Contract File in the event that Contract Files relating to 10% or more of the Contracts have been previously released to the Servicer and are still held by the Servicer under outstanding Requests for Release unless the Indenture Trustee has obtained the prior written consent of the Majority Holders. This limitation shall not apply to the release of Contract Files pursuant to Clause (a) of this Section 5.1. The Servicer may hold and hereby acknowledges that it shall hold any Contract Files and all other Pledged Property that it may from time to time receive hereunder as custodian for the Custodian. To the extent the Servicer as agent of the Custodian, Indenture Trustee and the Issuers, holds any Contract File or other Pledged Property, the Servicer shall do so in accordance with the Servicing Standard as such standard applies to servicers acting as custodial agents. Upon request of the Indenture Trustee or the Custodian, the Servicer shall within two (2) Business Days return any Contract File to the Custodian. The Servicer shall promptly report to the Custodian the loss by it of all or part of any Contract File previously provided to it by the Custodian and shall promptly take appropriate action to remedy any such loss. In such custodial capacity, the Servicer shall have and perform the following powers and duties:

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            5.1.1   hold the Contracts and Contract Files that it may from time to time receive hereunder from the Custodian for the benefit of the Issuers and the Noteholders, maintain accurate records pertaining to each Contract to enable it to comply with the terms and conditions of the Indenture and this Agreement, and maintain a current inventory thereof;

            5.1.2 implement policies and procedures in accordance with the Servicer's normal business practices with respect to the handling and custody of such Contract Files and consistent with the Servicing Standard so that the integrity and physical possession of such Contract Files will be maintained; and

            5.1.3 take all other actions, in accordance with the Servicing Standard, in connection with maintaining custody of such Contract Files on behalf of the Custodian.

            5.1.4 Acting as custodian of such Contract Files pursuant to this Agreement, the Servicer agrees that it does not and will not have or assert any beneficial ownership interest in the Contracts or the Contract Files.

            5.1.5 The Servicer agrees to maintain any Contract Files that it may from time to time receive from the Custodian at its office located in Boston, Massachusetts, or at such other offices of the Servicer as shall from time to time be identified by prior written notice to the Indenture Trustee, the Custodian and the Noteholders.

     Section 5.2. CUSTODIAN'S FEES. The Servicer agrees to pay the Custodian, and shall be solely liable for, the fees described on SCHEDULE B attached hereto (collectively, the "CUSTODIAN FEES"). No party hereto shall have any obligation to pay any other fees to, or to reimburse any costs or expenses of, the Custodian with respect to the Custodian's obligations and duties created herein other than the Custodian Fees. The Custodian shall have the right to terminate its obligations under this Agreement if the Servicer fails to pay the Custodian Fees within thirty (30) days after receiving notice that the Custodian Fees are overdue, provided that the Custodian shall give notice of its intention to terminate this Agreement. Upon receipt of such notice to the Indenture Trustee, the Indenture Trustee shall have the right, but not the obligation, to pay within thirty (30) days the Custodian Fees due to Custodian hereunder. If Custodian Fees due to the Custodian are paid in full, this Agreement shall continue in full force and effect.

     Section 5.3. DISCHARGE OF CUSTODIAN. Upon thirty (30) days' written notice, the Indenture Trustee, at the written direction of an Issuer, may remove and discharge the Custodian, or any successor Custodian thereafter appointed, from the performance of its duties under this Agreement by written notice from the Indenture Trustee to the Custodian or the successor Custodian, with a copy of such notice to the Issuers. Having given notice of such removal, the Indenture Trustee shall promptly appoint by written instrument a successor the Custodian. One original counterpart of such instrument shall be delivered to the Indenture Trustee, one copy shall be delivered to each Issuer, and one copy shall be delivered to the successor Custodian. In the event of any such removal, the Custodian shall promptly transfer to the successor Custodian, as directed by the Indenture Trustee, all of the Contract Files being administered under this Agreement.

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     Section 5.4.      TERMINATION OF CUSTODIAN'S OBLIGATIONS. The Custodian may
terminate its obligations under this Agreement upon at least sixty (60) days' written notice to the Issuers and the Indenture Trustee. In the event of such termination, the Issuers shall appoint a successor Custodian, subject to approval by the Indenture Trustee. If the Issuers are unable to appoint a successor Custodian within a reasonable period of time, the Indenture Trustee, acting at the written direction of the Majority Holders, shall appoint a successor Custodian or the Indenture Trustee shall direct the Custodian to deliver the Contract Files to the Indenture Trustee itself. The payment of such successor Custodian's fees and expenses shall be the sole responsibility of the Servicer. Upon such appointment, the Custodian shall promptly transfer to the successor Custodian, as directed, all the Contract Files being administered under this Agreement. The Custodian's obligations hereunder shall not in any event be terminated until all the Contract Files have been delivered to the successor Custodian or to the Indenture Trustee.

     Section 5.5. ACCESS TO DOCUMENTS. Upon reasonable prior written notice to the Custodian, by an Authorized Representative (as hereinafter defined), the Indenture Trustee and/or the Issuers and their agents, accountants, attorneys and the auditors will be permitted during normal business hours to examine the Contract Files. Access to the Contract Files under this Section will be subject to retrieval and refile charges as set forth in Schedule B, as well as any other costs associated with services requested by the entity inspecting the Contract Files (i.e. copying, faxing).

     Section 5.6. INSURANCE. The Custodian shall, at its own expense, maintain at all times during the existence of this Agreement and keep in full force and effect (a) crime insurance, including coverage for the theft of documents and forgery, and (b) professional liability insurance covering the risk of errors and omissions. The crime insurance shall be in an amount not less than $2,000,000, and the professional liability insurance shall be in an amount not less than $5,000,000 with standard coverage and subject to deductibles, as are customary for insurance typically maintained by custodians in the record management industry. A certificate of the respective insurer as to each such policy shall be furnished to the Indenture Trustee, containing the insured's statement or endorsement that such insurance shall not terminate prior to receipt by the Indenture Trustee, by registered mail, of ten (10) days' notice thereof.

     Section 5.7. CONTRACT FILE SCHEDULES. Upon the request of the Indenture Trustee at any time, the Custodian shall provide to the Indenture Trustee the Initial Contract File Schedule and each Subsequent Contract File Schedule.

     Section 5.8. COPIES OF CONTRACT FILES. Upon the request of the Indenture Trustee for a particular numbered Contract File and at the cost and expense of the Indenture Trustee, the Custodian shall provide the Indenture Trustee with a copy of the contents of the requested Contract File.

     Section 5.9. NO LIENS OR ENCUMBRANCES OF CONTRACTS. In order to provide security to the Custodian for any overdue Custodian Fees which may be owed to the Custodian by the Servicer, the Servicer will post a $1000.00 security deposit with the Custodian ("Security Deposit"). The Custodian hereby agrees not to assert any statutory or possessory liens or encumbrances of any kind with respect to the Contracts held by it, and hereby waives all such liens and encumbrances; except that if the Servicer is in arrears of payment of the Custodian Fees

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to the Custodian by forty-five (45) days, the Custodian shall notify the
Indenture Trustee of such delinquency and of the Indenture Trustee's right to cure the delinquency and may use the Security Deposit to cure the delinquency. If the delinquency is not fully cured within sixty (60) days of the missed or partial payment, the Custodian shall have the right to assert statutory or possessory liens or encumbrances of any kind with respect to the Contracts held by it. Specifically, Custodian may refuse withdrawal of original Contract Files from the Premises until such outstanding invoices are fully paid.

     Section 5.10. ADVERSE INTERESTS. By execution of this Agreement, the Custodian represents, warrants and covenants that it does not currently hold, and during the existence of this Agreement shall not hold, any adverse interest, by way of security or otherwise, in any Contract File, and hereby waives and releases any such interest that it may have in any Contract File as of the date hereof. Notwithstanding any other provisions of this Agreement and without limiting the generality of the foregoing, the Custodian shall not at any time exercise or seek to enforce any claim, right or remedy, including any statutory or common law rights of setoff, if any, that the Custodian may otherwise have against all or any part of the Contract File or proceeds thereof.

     Section 5.11. AUTHORIZED REPRESENTATIVES. Each authorized representative (an "AUTHORIZED REPRESENTATIVE") of the Indenture Trustee is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Agreement on behalf of the Indenture Trustee, and the specimen signature for each such Authorized Representative of the Indenture Trustee initially authorized hereunder is set forth on EXHIBIT 3 hereof. From time to time, the Indenture Trustee shall deliver to the Custodian a revised EXHIBIT 3, reflecting changes in the information previously given, but the Custodian shall be entitled to rely conclusively on the last EXHIBIT 3 until receipt of a superseding EXHIBIT 3. To the extent expressly permitted in this Agreement, each Authorized Representative of the Issuers is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Agreement on behalf of the Issuers and the specimen signature for each such Authorized Representative of the Issuers initially authorized hereunder is set forth on EXHIBIT 3 hereof. From time to time, the Issuers shall deliver to the Custodian a revised EXHIBIT 3, reflecting changes in the information previously given, but the Custodian shall be entitled to rely conclusively on the last
EXHIBIT 3 until receipt of a superseding EXHIBIT 4.

     Section 5.12. INDEMNIFICATION. The Custodian hereby agrees to indemnify and hold the Issuers and the Indenture Trustee, the Noteholders, their shareholders, directors, officers, employees, agents, successors and assigns, harmless from and against and reimburse them for any and all losses, claims, demands, obligations, damages, injuries (to persons, property or natural resources), penalties, stamp or other similar taxes, suits, causes of action, or other legal proceedings, judgments, costs, liabilities and/or expenses, including all reasonable attorney's and agent's fees and expenses, incurred by the Issuers or the Indenture Trustee of whatever kind or nature regardless of their merit, demanded, asserted or claimed against the Indenture Trustee and resulting solely from the Custodian's negligence, willful misconduct or failure to perform its obligations hereunder, or a breach of any representation or warranty by the Custodian contained in this Agreement. The Issuers hereby agree to indemnify and hold the Custodian, its directors, officers, employees, agents, successors and assigns, harmless from and against any and all losses, claims, demands, damages, causes of action, or other legal proceedings, judgments, costs,

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liabilities and/or expenses, including reasonable attorney's fees incurred by the Custodian and resulting from the Issuers' negligence, willful misconduct or failure to perform their obligations hereunder or other breach by the Issuers of this Agreement. The foregoing indemnifications set forth in this SECTION 5.11 shall survive any termination of this Agreement or the earlier resignation or removal of the Custodian. For purposes of this Agreement and without limitation as to what constitutes negligence, the Custodian's inability to produce a Contract File within five (5) Business Days after required or requested by the Indenture Trustee hereunder shall constitute negligence; provided, that (i) such Contract File is not outstanding pursuant to a Request for Release or otherwise as permitted in this Agreement and provided that the Custodian's inability to produce such Contract File is not due to events beyond the reasonable control of Custodian (e.g., natural disaster, transmission failure, war or insurrection).

     Section 5.13. EXECUTION IN COUNTERPARTS. For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and together shall constitute and be one and the same instrument.

     Section 5.14. ASSIGNMENT BY INDENTURE TRUSTEE. The Indenture Trustee shall have the right, without the consent of the Custodian or the Issuers, to assign to any successor indenture trustee, in whole or in part, its interests under this Agreement in all of the Contract Files, and designate any agent or representative to exercise any rights of the Indenture Trustee, hereunder, and the assignee or designee shall succeed to the rights and obligations hereunder of the Indenture Trustee with respect to such Contract Files. All references to the Indenture Trustee shall be deemed to include its assignee or designee. Notwithstanding anything to the contrary contained in Section 4.2, Custodian shall have the right, at any time during the term of this Agreement, to assign its rights and responsibilities under this Agreement to any entity controlled by, under common control with, or controlling Custodian. Custodian shall also have the right to assign its rights and obligations under this Agreement to any entity which is a successor by merger to Custodian.

     Section 5.15. TERMINATION OF THIS AGREEMENT. This Agreement shall terminate upon the earlier of the repayment in full of all amount owing to holders of the Notes and the payment of all other amounts required under the Indenture and under the other Transaction Documents.

     Section 5.16. WAIVERS. Neither the failure nor any delay on the part of any party hereto to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party or parties purportedly granting such waiver.

     Section 5.17. EFFECT OF INVALIDITY OF PROVISIONS. The provisions of this Agreement are independent of and severable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other provision or provisions may be invalid or unenforceable in whole or in part.

     Section 5.18. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties with respect to the matters and transactions contemplated by this Agreement and supersedes any prior agreement and understandings with respect to those matters and transactions.

     Section 5.19. BINDING EFFECT: GOVERNING LAW. This Agreement shall be binding and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that neither the Issuers nor the Custodian may assign this Agreement or any of its rights or obligations hereunder without the prior written consent of the Indenture Trustee. This Agreement shall be construed in accordance with, and governed by the laws of the Commonwealth of Massachusetts, without giving effect to the conflict of law principles thereof

     Section 5.20. NOTICES. All notices, requests or demands required or permitted to be given hereunder shall be in writing, and shall be deemed effective (a) upon hand delivery, if hand delivered; (b) one (1) business day after such are deposited for delivery via Federal Express or other nationally recognized overnight courier service; or (c) three (3) business days after such are deposited in the United States mails, certified or registered mail all with delivery charges and/or postage prepaid, and addressed as shown below, or to such other address as either party may, from time to time, designate in writing. Written notice may be given by facsimile to the facsimile number shown below, or to such other facsimile number as either party may designate, from time to time, in writing, provided that such notice shall not be deemed effective unless it is confirmed within 24 hours by hand delivery, courier delivery or mailing of a copy of such notice in accordance with the requirements set forth above. Notwithstanding the foregoing, notices and requests in the normal course of business under this Agreement shall be addressed as the parties shall notify each other from time to time.

            IF TO THE ISSUERS:

            HPSC Gloucester Funding 2003-1 LLC I
            60 State St., Suite 3520
            Boston, MA 02109-1803
            Telephone:  (617) 973-4005
            Fax:  (617) 723-4786
            Attention:  Stephen Ballou

            HPSC Gloucester Funding 2003-1 LLC II
            60 State St., Suite 3520
            Boston, MA 02109-1803
            Telephone: (617) 973-4006
            Fax:  (617) 723-4786
            Attention: Stephen Ballou

            IF TO THE INDENTURE TRUSTEE:

            BNY Midwest Trust Company
            2 North LaSalle St., Suite 1020
            Chicago, IL  60602
            Telephone:  (312) 827-8569
            Fax:  (312) 827-8562
            Attention:  Structured Finance

            IF TO THE CUSTODIAN:

            Iron Mountain Information Management, Inc.
            745 Atlantic Avenue
            Boston, MA 02111
            Telephone:  (617) 535-4766
            Fax:  (617) 350-7881
            Attention:
                      ----------------------

            IF TO THE SERVICER:

            HPSC, Inc.
            60 State St., Suite 3520
            Boston, MA  02109-1803
            Telephone:  (617) 720-7251
            Fax: (617) 723-4786
            Attention:  Rene Lefebvre

     Section 5.21. EXHIBITS. The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

     Section 5.22. SUBMISSION TO JURISDICTION: WAIVER OF TRIAL BY JURY. WITH RESPECT TO ANY CLAIM ARISING OUT OF THIS AGREEMENT (A) EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COMMONWEALTH OF MASSACHUSETTS AND THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MASSACHUSETTS AND (B) EACH PARTY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING HERETO BROUGHT IN ANY SUCH COURT, IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM AND FURTHER IRREVOCABLY WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO SUCH CLAIM, SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE INDENTURE TRUSTEE, THE SERVICER, THE ISSUERS AND THE CUSTODIAN EACH IRREVOCABLY WAIVE ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM

ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY MATTER ARISING HEREUNDER.

     Section 5.23. REPRESENTATION BY COUNSEL. The Custodian and the Issuers hereby acknowledge to the Indenture Trustee that the Custodian and the Issuers have been (or have been finished sufficient opportunity to have been) represented by counsel during the course of the negotiation of this Agreement and the other Transaction Documents.

     Section 5.24. CONSTRUCTION. For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise required:

            (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

            (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

            (c) references herein to "Articles", "Sections", "Subsections", "Paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subsections of this Agreement;

            (d)   a reference to a Subsection without further reference to a
Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

            (e) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreements as a whole and not to any particular provision; and

            (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

     Section 5.25. RIGHTS OF THE INDENTURE TRUSTEE. The Indenture Trustee shall be afforded the same rights, protections, immunities and indemnities set forth in the Indenture as if specifically set forth herein.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    HPSC Gloucester Funding 2003-1 LLC I


                                    By:    /s/ Rene Lefebvre
                                        -----------------------------------
                                        Name:   Rene Lefebvre
                                               ----------------------------
                                        Title:  Manager
                                               ----------------------------


                                    HPSC Gloucester Funding 2003-1 LLC II


                                    By:    /s/ Rene Lefebvre
                                        -----------------------------------
                                        Name:   Rene Lefebvre
                                               ----------------------------
                                        Title:  Manager
                                               ----------------------------


                                    Iron Mountain Information Management, Inc.


                                    By:    /s/ Garry B. Watzke
                                        -----------------------------------
                                        Name:   Garry B. Watzke
                                               ----------------------------
                                        Title:  Vice President
                                               ----------------------------


                                    BNY Midwest Trust Company, not in its
                                    individual capacity, but solely as Indenture
                                    Trustee


                                    By:    /s/ M. Onischak
                                        -----------------------------------
                                        Name:   Marian Onischak
                                               ----------------------------
                                        Title:  Assistant Vice President
                                               ----------------------------


                                    As to Section 5.1 Acknowledged and Agreed to as of the date first written above:

                                    HPSC, Inc., as Servicer


                                    By:    /s/ Rene Lefebvre
                                        -----------------------------------
                                        Name:   Rene Lefebvre
                                               ----------------------------
                                        Title:  Manager
                                               ----------------------------

                               [Custody Agreement]

                                    EXHIBIT 1

                                                            __________ __, 200__

BNY Midwest Trust Company
2 North LaSalle St., Suite 1020
Chicago, IL  60602
Attention: Structured Finance

          RE: HPSC GLOUCESTER FUNDING 2003-1 LLC I AND HPSC GLOUCESTER FUNDING 2003-1 LLC II - CONTRACTS RECEIVED

Gentlemen:

     We are sending this letter to you pursuant to Section 3.1 of that certain Custody Agreement, dated as of March 31, 2003 among HPSC Gloucester Funding 2003-1 LLC I and HPSC Gloucester Funding 2003-1 LLC II, each as Issuer, BNY Midwest Trust Company, as Indenture Trustee, Iron Mountain Information Management, Inc., as Custodian and HPSC, Inc., as Servicer.

     Please see attached for the listing of all Contracts that have been received during the period from _______________ (the date of our previous Monthly Supplemental Report) to the twenty-fifth day of this month.

                                                   IRON MOUNTAIN INFORMATION
                                                   MANAGEMENT, INC.


                                                   By:
                                                      --------------------------
                                                      Name:
                                                      Title:

                           MONTHLY SUPPLEMENTAL REPORT

                                LIST OF CONTRACTS

                                     [DATE]

           (File number)       (Name)

COUNT        FILE DESCRIPTION 1         FILE DESCRIPTION 2         FILE DESCRIPTION 3         FILE RECEIPT DATE
-----        ------------------         ------------------         -------------------        -----------------
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20

                                    EXHIBIT 2

                        REQUEST FOR RELEASE OF DOCUMENTS

To:   Iron Mountain Information Management, Inc.

      Re: Custody Agreement, dated as of March 31, 2003, among HPSC Gloucester Funding 2003-1 LLC I and HPSC Gloucester Funding 2003-1 LLC II (the "ISSUERS"), BNY Midwest Trust Company (the "INDENTURE TRUSTEE"), Iron Mountain Information Management, Inc. (the "CUSTODIAN"), and HPSC, Inc. (the "SERVICER").

      In connection with the administration of the Contract Files held by you as the Custodian for the Indenture Trustee pursuant to the above-captioned Custody Agreement, we request the release of the Contract File described below, for the reason indicated.

CONTRACT FILE NUMBER:

REASON FOR REQUESTING FILE: The undersigned hereby represents and warrants to the Custodian and to the Indenture Trustee that the Servicer is hereby requesting the release of the above-described Contract File for the following reason (check one):

_____ 1.    Contract within Contract File Paid in Full or is a Purchased
Contract or is a Contract in respect to which a Substitute Contract has been submitted in its place.

_____ 2.    Contract within Contract File in Default Proceedings

_____ 3.    Other (explain) __________________

      In connection with the release as requested hereby, the undersigned hereby certifies to the Custodian and to the Indenture Trustee that no Event of Default exists, or would exist after giving effect to the release requested hereby, under that certain Indenture of even date herewith (as amended, supplemented or otherwise modified) among the Issuers, the Servicer, the Originator and the Indenture Trustee.

                                            HPSC, Inc., as Servicer



                                            By:
                                                --------------------------------
                                                  Name:
                                                  Title:
                                                  Date:

Release of documents consented to:

Iron Mountain Information Management, Inc.



By:
    -----------------------------------------
      Name:
      Title:
      Date:

Consent of Indenture Trustee required with respect to 3 [Indenture Trustee's consent not required with respect to releases based upon reasons 1 or 2 above]:

BNY Midwest Trust Company, as Indenture Trustee



By:
    -----------------------------------------
      Name:
      Title:
      Date:

                                    EXHIBIT 3

                    AUTHORIZED OFFICERS OF INDENTURE TRUSTEE

                    Name                         Specimen Signature

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    EXHIBIT 4

                         AUTHORIZED OFFICERS OF ISSUERS

                    Name                         Specimen Signature

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------